UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




           Date of Report (Date of earliest reported) October 15, 2003


                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


            Iowa                    0-25551                     94-2213782
 (State or other jurisdiction     (Commission                 (IRS Employer
       of incorporation)          File Number)              Identification No.)


                    666 Grand Avenue, Des Moines, Iowa 50309
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (515) 242-4300


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     MidAmerican Energy Holdings Company ("MidAmerican") reported today that its subsidiary CE Casecnan Water and Energy Company, Inc. ("CE Casecnan") and the Philippines National Irrigation Administration ("NIA") have entered into a Supplemental Agreement settling the International Chamber of Commerce arbitration case initiated by CE Casecnan in August 2002 to enforce a provision in the Amended and Restated Project Agreement ("Project Agreement") between CE Casecnan and the NIA. The settlement agreement provides for the dismissal with prejudice of all claims by CE Casecnan and counterclaims by NIA in the arbitration and for certain tariff and other amendments to the Project Agreement. CE Casecnan has stated it believes the settlement could not reasonably be expected to have a Material Adverse Effect (as defined in the CE Casecnan Trust Indenture ("Indenture") dated as of November 27, 1995) and the Independent Engineer has provided the required certificate addressed to the trustee under the Indenture to similar effect. All conditions for effectiveness have been satisfied and closing occurred on October 15, 2003. The Supplemental Agreement is included as an exhibit to this report.


FORWARD-LOOKING STATEMENTS

     This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as "may", "will", "could", "project", "believe", "anticipate", "expect", "estimate", "continue", "potential", "plan", "forecast" and similar terms. These statements represent MidAmerican's intentions, plans, expectations and beliefs and are subject to risks, uncertainties and other factors. Many of these factors are outside MidAmerican's control and could cause actual results to differ materially from such forward-looking statements.

     These factors include, among others, general economic and business conditions in the jurisdictions in which MidAmerican's facilities are located; governmental, statutory, regulatory or administrative initiatives or ratemaking actions affecting MidAmerican or the electric or gas utility, pipeline or power generation industries; weather effects on sales and revenues; general industry trends; increased competition in the power generation, electric utility or pipeline industries; fuel and power costs and availability; continued availability of accessible gas reserves; changes in business strategy, development plans or customer or vendor relationships; availability, term and deployment of capital; availability of qualified personnel; risks relating to nuclear generation; financial or regulatory accounting principles or policies imposed by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the SEC, the Federal Energy Regulatory Commission and similar entities with regulatory oversight; and other business or investment considerations that may be disclosed from time to time in MidAmerican's SEC filings or in other publicly disseminated written documents.

     MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Supplemental Agreement between CE Casecnan Water and Energy
               Company, Inc. and the Philippines National Irrigation Administra-tion dated as of September 29, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MIDAMERICAN ENERGY HOLDINGS COMPANY



                                       /s/  Paul J. Leighton
                                       Paul J. Leighton
                                       Vice President, Assistant General Counsel
                                          and Assistant Secretary


Date:  October 15, 2003

                                 EXHIBITS INDEX

    Exhibit
    Number         Exhibit

    99.1 Supplemental Agreement between CE Casecnan Water and Energy Company, Inc. and the Philippines National Irrigation Administration dated as of September 29, 2003